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                                                                    EXHIBIT 10.3

                                LEASE AGREEMENT


        THIS LEASE, made this 6TH day of APRIL, 1999, between NORTH PASTORIA PARTNERS, A CALIFORNIA LIMITED PARTNERSHIP, hereinafter called LANDLORD, and ALLIANCE FIBER OPTIC PRODUCTS, A CALIFORNIA CORPORATION (A.K.A. "AFOP"), hereinafter called TENANT.


                                   WITNESSETH:


        Landlord hereby leases to Tenant and Tenant hereby hires and takes from Landlord those certain premises (the "Premises") outlined in red on Exhibit "A", attached hereto and incorporated herein by this reference thereto more particularly described as follows:


        ALL OF THAT CERTAIN 11,716+/- SQUARE FOOT BUILDING LOCATED AT 733-735 NORTH PASTORIA AVENUE, SUNNYVALE, CALIFORNIA. SAID PREMISES ARE LEASED ON AN "AS-IS" BASIS AND INCLUDE THE EXTERIOR AND THOSE PARKING SPACES SHOWN IN EXHIBIT "A" AND THE INTERIOR IMPROVEMENTS SHOWN IN EXHIBIT "B" AND FURTHER DETAILED IN PARAGRAPH 41, ATTACHED HERETO AND MADE A PART HEREOF.


        The word "Premises" as used throughout this Lease is hereby defined to include the nonexclusive use of sidewalks and driveways. The leased area of the Premises shall be measured from outside of exterior walls to outside of exterior walls, and shall include any atriums, covered entrances or egresses and covered loading areas. Said letting and hiring is upon and subject to the terms, covenants and conditions and restrictions hereinafter set forth and Tenant covenants as a material part of the consideration for this Lease to perform and observe each and all of said terms, covenants and conditions. This Lease is made upon the conditions of such performance or observance.


1. USE: Tenant shall use the Premises only in conformance with applicable governmental laws, regulations, rules and ordinances and only for the purpose of: FIBER OPTIC PRODUCT SALES, MARKETING, GENERAL OFFICE OPERATION, LIGHT MANUFACTURING, DISTRIBUTION AND FOR THE DIRECTLY RELATED LEGAL USES THEREOF AND FOR NO OTHER PURPOSE. Tenant shall not do or permit to be done in or about the Premises nor bring or keep or permit to be brought or kept in or about the Premises anything which is prohibited by or will in any way increase the existing rate of (or otherwise affect) fire or any insurance covering the Premises or any part thereof, or any of its contents, or will cause a cancellation of any insurance covering the Premises or any part thereof, or any of its contents. Tenant shall not do or permit to be done anything in, on or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Premises or neighboring premises or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. No sale by auction shall be permitted on the Premises. Tenant shall not place any loads upon the floors, walls, or ceiling which endanger the structure, or place any harmful fluids or other materials in the drainage system of the building, or overload existing electrical or other mechanical systems. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises or outside of the building in which the Premises are a part, except in trash containers placed inside exterior enclosures designated by Landlord for that purpose or inside of the building proper where designated by Landlord. No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature shall be stored upon or permitted to remain outside the Premises. Tenant shall not place anything or allow anything to be placed near the glass of any window, door partition or wall that may appear unsightly from outside the Premises. No loudspeaker or other device, system or apparatus which can be heard outside the Premises shall be used in or at the Premises without the prior written consent of Landlord. Tenant shall not commit or suffer to be committed any waste in or upon the Premises. Tenant shall indemnify, defend and hold Landlord harmless against any loss, expense, damage, reasonable attorneys' fees, or liability arising out of failure to comply with any applicable law. Tenant shall comply with any term, covenant, condition, or restriction ("TCC&R's") affecting the Premises. The provisions of this paragraph are for the benefit of Landlord only and shall not be construed to be for the benefit of any tenant or occupant of the Premises.


2. TERM:


        A. The term of this Lease shall be for a period of FIVE (5) YEARS (unless sooner terminated as hereinafter provided) and, subject to Paragraphs 2B and 3, shall commence on the 1ST day of JUNE, 1999 and end on the 31ST day of MAY, 2004.


        B. Possession of the Premises shall be deemed tendered and the term of the Lease shall commence when the first of the following occurs:

               (a) One day after a Certificate of Occupancy is granted by the proper governmental agency, or if the governmental agency having jurisdiction over the area in which the Premises are situated does not issue certificates of occupancy, then the same number of days after certification by Landlord's architect or contractor that Landlord's construction work has been completed; or,

               (b) Upon the occupancy of the Premises by any of Tenant's operating personnel.

3. POSSESSION: If Landlord, for any reason whatsoever, cannot deliver possession of said Premises to Tenant at the commencement of said term, as hereinbefore specified, the Lease shall not be void or voidable; no obligation of Tenant shall be affected thereby; nor shall Landlord or Landlord's agents be liable to Tenant for any loss or damage resulting therefrom; but in that event the commencement and termination dates of the Lease, and all other dates affected thereby shall be revised to conform to the date of Landlord's delivery of possession, as specified in Paragraph 2B, above. The above is, however, subject to the provision that the period of delay and delivery of the Premises shall not exceed thirty (30) days from the commencement date herein (except those delays caused by Acts of God, strikes, war, utilities, governmental bodies, weather, unavailable materials, and delays beyond Landlord's control shall be excluded in calculating such period) in which instance Tenant, at its option, may, by written notice to Landlord, terminate this Lease.


4. RENT:


        A. BASIC RENT. Tenant agrees to pay to Landlord at such place as Landlord may designate without deduction, offset, prior notice, or demand, and Landlord agrees to accept as Basic Rent for the leased Premises the


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total sum of ONE MILLION THREE HUNDRED THOUSAND FOUR HUNDRED SEVENTY-SIX AND
00/100 DOLLARS ($1,300,476.00) in lawful money of the United States of America, payable as follows:


        UPON EXECUTION OF THIS LEASE AGREEMENT, THE SECURITY DEPOSIT IN THE AMOUNT OF FORTY-FIVE THOUSAND AND 00/100 DOLLARS ($45,000.00) SHALL BE DUE IN ADDITION TO THE MONTHLY RENT FOR JUNE, 1999, IN THE AMOUNT OF NINETEEN THOUSAND THREE HUNDRED THIRTY-ONE AND 40/100 DOLLARS ($19,331.40) FOR A TOTAL DUE OF SIXTY-FOUR THOUSAND THREE HUNDRED THIRTY-ONE AND 40/100 DOLLARS ($64,331.40). PLEASE SEE PARAGRAPH 4(F).


        THE SUM OF NINETEEN THOUSAND THREE HUNDRED THIRTY-ONE AND 40/100 DOLLARS ($19,331.40) SHALL BE DUE ON OR BEFORE THE FIRST DAY OF JUNE, 1999 AND A LIKE SUM DUE ON OR BEFORE THE FIRST OF EACH AND EVERY MONTH THEREAFTER THROUGH AND INCLUDING MAY, 2000.


        THE SUM OF TWENTY THOUSAND FIVE HUNDRED THREE AND 00/100 DOLLARS ($20,503.00) SHALL BE DUE ON OR BEFORE THE FIRST DAY OF JUNE, 2000 AND A LIKE SUM DUE ON OR BEFORE THE FIRST OF EACH AND EVERY MONTH THEREAFTER THROUGH AND INCLUDING MAY, 2001.


        THE SUM OF TWENTY-ONE THOUSAND SIX HUNDRED SEVENTY-FOUR AND 60/100 DOLLARS ($21,674.60) SHALL BE DUE ON OR BEFORE THE FIRST DAY OF JUNE, 2001 AND A LIKE SUM DUE ON OR BEFORE THE FIRST OF EACH AND EVERY MONTH THEREAFTER THROUGH AND INCLUDING MAY, 2002.


        THE SUM OF TWENTY-TWO THOUSAND EIGHT HUNDRED FORTY-SIX AND 20/100 AND DOLLARS ($22,846.20) SHALL BE DUE ON OR BEFORE THE FIRST DAY OF JUNE, 2002 AND A LIKE SUM DUE ON OR BEFORE THE FIRST OF EACH AND EVERY MONTH THEREAFTER THROUGH AND INCLUDING MAY, 2003.


        THE SUM OF TWENTY-FOUR THOUSAND SEVENTEEN AND 80/100 DOLLARS ($24,017.80) SHALL BE DUE ON OR BEFORE THE FIRST DAY OF JUNE, 2003 AND A LIKE SUM DUE ON OR BEFORE THE FIRST OF EACH AND EVERY MONTH THEREAFTER THROUGH AND INCLUDING MAY, 2004.


        B. TIME FOR PAYMENT. Full monthly rent is due in advance on the first day of each calendar month. In the event that the term of this Lease commences on a date other than the first day of a calendar month, on the date of commencement of the term hereof Tenant shall pay to Landlord as rent for the period from such date of commencement to the first day of the next succeeding calendar month that proportion of the monthly rent hereunder which the number of days between such date of commencement and the first day of the next succeeding calendar month bears to THIRTY (30). In the event that the term of this Lease for any reason ends on a date other than the last day of a calendar month, on the first day of the last calendar month of the term hereof Tenant shall pay to Landlord as rent for the period from said first day of said last calendar month to and including the last day of the term hereof that proportion of the monthly rent hereunder which the number of days between said first day of said last calendar month and the last day of the term hereof bears to THIRTY (30).


        C. LATE CHARGE. Notwithstanding any other provision of this Lease, if Tenant is in default in the payment of rental as set forth in this Paragraph 4 when due, or any part thereof, Tenant agrees to pay Landlord, in addition to the delinquent rental due, a late charge for each rental payment in default TEN (10) DAYS. Said late charge shall equal TEN PERCENT (10%) of each rental payment so in default.


        D. ADDITIONAL RENT: Beginning with the commencement date of the term of this Lease, Tenant shall pay to Landlord or to Landlord's designated agent in addition to the Basic Rent and as Additional Rent the following:

        (a) All Taxes relating to the Premises as set forth in Paragraph 9, and

        (b) All insurance premiums relating to the Premises, as set forth in Paragraph 12, and

        (c) All charges, costs and expenses, which Tenant is required to pay hereunder, together with all interest and penalties, costs and expenses including reasonable attorneys' fees and legal expenses, that may accrue thereto in the event of Tenant's failure to pay such amounts, and all damages, reasonable costs and expenses which Landlord may incur by reason of default of Tenant or failure on Tenant's part to comply with the terms of this Lease. In the event of nonpayment by Tenant of Additional Rent, Landlord shall have all the rights and remedies with respect thereto as Landlord has for nonpayment of rent.

        The Additional Rent due hereunder shall be paid to Landlord or Landlord's agent (i) within FIVE (5) DAYS after presentation of invoice from Landlord or Landlord's agent setting forth such Additional Rent and/or (ii) at the option of Landlord, Tenant shall pay to Landlord monthly, in advance, Tenant's prorata share of an amount estimated by Landlord to be Landlord's approximate average monthly expenditure for such Additional Rent items, which estimated amount shall be reconciled at the end of each calendar year as compared to Landlord's actual expenditure for said Additional Rent items, with Tenant paying to Landlord, upon demand, any amount of actual expenses expended by Landlord in excess of said estimated amount, or Landlord refunding to Tenant (providing Tenant is not in default in the performance of any of the terms, covenants and conditions of this Lease) any amount of estimated payments made by Tenant in excess of Landlord's actual expenditures for said Additional Rent items.


        The respective obligations of Landlord and Tenant under this paragraph shall survive the expiration or other termination of the term of this Lease, and if the term hereof shall expire or shall otherwise terminate on a day other than the last day of a calendar year, the actual Additional Rent incurred for the calendar year in which the term hereof expires or otherwise terminates shall be determined and settled on the basis of the statement of Additional Rent for such calendar year and shall be prorated in the proportion which the number of days in such calendar year preceding such expiration or termination bears to 365.

        E. PLACE OF PAYMENT OF RENT AND ADDITIONAL RENT. All Basic Rent hereunder and all payments hereunder for Additional Rent shall be paid to Landlord at the office of Landlord at:


       NORTH PASTORIA PARTNERS, 2100 BRYANT STREET, PALO ALTO, CA 94301-3906
               TELEPHONE: (650) 329-9182 FACSIMILE: (650) 329-8410


or to such other person or to such other place as Landlord may from time to time designate in writing.


        F. SECURITY DEPOSIT. Concurrently with Tenant's execution of this Lease, Tenant shall deposit with Landlord the sum of FORTY-FIVE THOUSAND AND 001/00 DOLLARS ($45,000.00). IN ADDITION TO THE SECURITY DEPOSIT, THE MONTHLY RENT FOR JUNE, 1999, IN THE AMOUNT OF NINETEEN THOUSAND THREE HUNDRED THIRTY-ONE AND 40/100 DOLLARS ($19,331.40) SHALL BE DUE AND PAYABLE FOR A TOTAL SUM OF SIXTY-FOUR THOUSAND THREE HUNDRED THIRTY-ONE AND 40/100 DOLLARS ($64,331.40). Said sum shall be held by Landlord as a Security Deposit for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease, including, but not limited to, the provisions relating to the payment of rent and any of the monetary sums due herewith, Landlord may (but shall not be required to) use, apply or retain all or any part of this Security Deposit for

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the payment of any other amount which Landlord may spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said Deposit is so used or applied, Tenant shall, within TEN (10) DAYS after written demand therefor, deposit cash with Landlord in the amount sufficient to restore the Security Deposit to it's original amount. Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such Deposit. If Tenant fully and faithfully performs every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant (or at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of the Lease term and after Tenant has vacated the Premises. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said Deposit to Landlord's successor in interest whereupon Tenant agrees to release Landlord from liability for the return of such Deposit or the accounting therefor.


5. ACCEPTANCE AND SURRENDER OF THE PREMISES: By entry hereunder, Tenant accepts the Premises as being in good and sanitary order, condition and repair and accepts the building and improvements included in the Premises in their present condition and without representation or warranty by Landlord as to the condition of such building or as to the use or occupancy which may be made thereof. Any exceptions to the foregoing must be by written agreement executed by Landlord and Tenant. Tenant agrees on the last day of the Lease term, or on the sooner termination of this Lease, to surrender the Premises promptly and peaceably to Landlord in good condition and repair (damage by Acts of God, fire, normal wear and tear excepted), with all interior walls painted, or cleaned so that they appear freshly painted, and repaired and replaced, if damaged; all floors cleaned and waxed; all carpets cleaned and shampooed; all broken, marred or nonconforming ceiling tiles replaced; all windows washed; the air conditioning and heating systems serviced by a reputable and licensed service firm and in good operating condition and repair; the plumbing and electrical systems and lighting in good order and repair, including replacement of any burned out or broken light bulbs or ballasts; the lawn and shrubs in good condition including the replacement of any dead or damaged plantings; the sidewalk, driveways and parking areas in good order, condition and repair; together with all alterations, additions and improvements which may have been made in, to or on the Premises (except moveable trade fixtures installed at the expense of Tenant) except that Tenant shall ascertain from Landlord within THIRTY (30) DAYS before the end of the term of this Lease whether Landlord desires to have the Premises or any part or parts thereof restored to their condition and configuration as when the Premises were delivered to Tenant and if Landlord shall so desire, then Tenant shall restore said Premises or such part or parts thereof before the end of this Lease at Tenant's sole cost and expense. Tenant, on or before the end of the term or sooner termination of this Lease, shall remove all of the Tenant's personal property and trade fixtures from the Premises, and all property not so removed on or before the end of the term or sooner termination of this Lease shall be deemed abandoned by Tenant and title to same shall thereupon pass to Landlord without compensation to Tenant. Landlord may, upon termination of this Lease, remove all moveable furniture and equipment so abandoned by Tenant, at Tenant's sole cost, and repair any damage caused by such removal at Tenant's sole cost. If the Premises are not surrendered at the end of the term or sooner termination of this Lease, Tenant shall indemnify Landlord against loss or liability resulting from the delay by Tenant in so surrendering the Premises including, without limitation, any claims made by any succeeding tenant founded on such delay. Nothing contained herein shall be construed as an extension of the term hereof or as a consent of Landlord to any holding over by Tenant. The voluntary or other surrender of this Lease or the Premises by Tenant or a mutual cancellation of this Lease shall not work as a merger and, at the option of Landlord, shall either terminate all or any existing subleases or subtenancies or operate as an assignment to Landlord of all or any such subleases or subtenancies.


6. ALTERATIONS AND ADDITIONS: Tenant shall not make, or suffer to be made, any alteration or addition to the Premises, or any part thereof, without the written consent of Landlord first had and obtained by Tenant (such consent not to be unreasonably withheld). but at the cost of Tenant, and any addition to, or alteration of, the Premises, except moveable furniture and trade fixtures, shall at once become a part of the Premises and belong to Landlord. Landlord reserves the right to approve all contractors and mechanics proposed by Tenant to make such alterations and additions. Tenant shall retain title to all moveable furniture and trade fixtures placed in the Premises. All heating, lighting, electrical, air conditioning, partitioning, drapery, carpeting, and floor installations made by Tenant, together with all property that has become an integral part of the Premises, shall not be deemed trade fixtures. Tenant agrees that it will not proceed to make such alterations or additions, without having obtained consent from Landlord to do so, and until FIVE (5) DAYS from the receipt of such consent, in order that Landlord may post appropriate notices to avoid any liability to contractors or material suppliers for payment for Tenant's improvements. Tenant will at all times permit such notices to be posted and to remain posted until the completion of work. Tenant shall, if required by Landlord, secure at Tenant's own cost and expense, a completion and lien indemnity bond, satisfactory to Landlord, for such work. Tenant further covenants and agrees that any mechanic's lien filed against the Premises for work claimed to have been done for, or materials claimed to have been furnished to Tenant, will be discharged by Tenant, by bond or otherwise, within TEN (10) DAYS after the filing thereof, at the cost and expense of Tenant. Any exceptions to the foregoing must be made in writing and executed by both Landlord and Tenant.


7. TENANT MAINTENANCE: Tenant shall, at its sole cost and expense, keep and maintain the Premises (including appurtenances) and every part thereof in a high standard of maintenance and repair, or replacement, and in good and sanitary condition. Tenant's maintenance and repair responsibilities herein referred to include, but are not limited to, janitorization, all windows (interior and exterior), window frames, plate glass and glazing (destroyed by accident or act of third parties), truck doors, plumbing systems (such as water and drain lines, sinks, toilets, faucets, drains showers and water fountains), electrical systems (such as panels, conduits, outlets, lighting fixtures, lamps, bulbs, tubes and ballasts), heating and air conditioning systems (such as compressors, fans, air handlers, ducts, mixing boxes, thermostats, time clocks, boilers, heaters, supply and return grills), structural elements and exterior surfaces of the building, store fronts, roofs, downspouts, all interior improvements within the premises including but not limited to wall coverings, window coverings, carpet, floor coverings, partitioning, ceilings, doors (both interior and exterior), including closing mechanisms, latches, locks, skylights (if any), automatic fire extinguishing systems, and elevators and all other interior improvements of any nature whatsoever, and all exterior improvements including but not limited to landscaping, sidewalks, driveways, parking lots including striping and sealing, sprinkler systems, lighting, ponds, fountains, waterways, and drains. Tenant agrees to provide carpet shields under all rolling chairs or to otherwise be responsible for wear and tear of the carpet caused by such rolling chairs if such wear and tear exceeds that caused by normal foot traffic in surrounding areas. Areas of excessive wear and tear shall be replaced at Tenant's sole expense upon Lease termination. Tenant hereby waives all rights under, and benefits of, Subsection 1 of Section 1932 and Section 1941 and 1942 of the California Civil Code and under any similar law, statute or ordinance now or hereafter in effect. In the event any of the above maintenance responsibilities apply to any other tenant(s) of Landlord where there is common usage with other tenant(s), such maintenance responsibilities and charges shall be allocated to the leased Premises by square footage or other equitable basis as calculated and determined by Landlord.



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8. UTILITIES: Tenant shall pay promptly, as the same become due, all charges for water, gas, electricity, telephone, telex and other electronic communication service, sewer service, waste pick-up and any other utilities, materials or services furnished directly to or used by Tenant on or about the Premises during the term of this Lease, including, without limitation, any temporary or permanent utility surcharge or other exactions whether or not hereinafter imposed. In the event the above charges may apply to any other tenant(s) of Landlord where there is common usage with other tenant(s), such charges shall be allocated to the leased Premises by square footage or other equitable basis as calculated and determined by Landlord.

        Landlord shall not be liable for and Tenant shall not be entitled to any abatement or reduction of rent by reason of any interruption or failure of utility services to the Premises when such interruption or failure is caused by accident, breakage, repair, strikes, lockouts, or other labor disturbances or labor disputes of any nature, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord.

        Tenant shall indemnify Landlord for any payment for any utilities, which Landlord pays on Tenant's behalf.


9.  TAXES:


        A. As Additional Rent and in accordance with Paragraph 4D of this Lease, Tenant shall pay to Landlord, or if Landlord so directs, directly to the Tax Collector, all Real Property Taxes relating to the Premises. In the event the Premises leased hereunder consist of only a portion of the entire tax parcel, Tenant shall pay to Landlord Tenant's proportionate share of such real estate taxes allocated to the leased Premises by square footage or other reasonable basis as is calculated and determined by Landlord. If the tax billing pertains 100% to the leased Premises, and Landlord chooses to have Tenant pay said real estate taxes directly to the Tax Collector, then in such event it shall be the responsibility of Tenant to obtain the tax and assessment bills and pay, prior to delinquency, the applicable real property taxes and assessments pertaining to the leased Premises, and failure to receive a bill for taxes and/or assessments shall not provide a basis for cancellation of or non-responsibility for payment of penalties for nonpayment or late payment by Tenant. The term "Real Property Taxes", as used herein, shall mean (i) all taxes, assessments, levies and other charges of any kind or nature whatsoever, general and special, foreseen and unforeseen (including all installments of principal and interest required to pay any general or special assessments for public improvements and any increases resulting from reassessments caused by any change in ownership of the Premises) now or hereafter imposed by any governmental or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments, which are levied against, or with respect to the value, occupancy or use of, all or any portion of the Premises (as now constructed or as may at any time hereafter be constructed, altered, or otherwise changed) or Landlord's interest therein; any improvements located within the Premises (regardless of ownership); the fixtures, equipment and other property of Landlord, real or personal, that are an integral part of and located in the Premises; or parking areas, public utilities, or energy within the Premises; (ii) all charges, levies or fees imposed by reason of environmental regulation or other governmental control of the Premises; and (iii) all costs and fees (including reasonable attorneys' fees) incurred by Landlord in reasonably contesting any Real Property Tax and in negotiating with public authorities as to any Real Property Tax. If at any time during the term of this Lease the taxation or assessment of the Premises prevailing as of the commencement date of this Lease shall be altered so that in lieu of or in addition to any Real Property Tax described above there shall be levied, assessed or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate or additional tax or charge (i) on the value, use or occupancy of the Premises or Landlord's interest therein or (ii) on or measured by the gross receipts, income or rentals from the Premises, on Landlord's business of leasing the Premises, or computed in any manner with respect to the operation of the Premises, then any such tax or charge, however designated, shall be included within the meaning of the term "Real Property Taxes" for purposes of this Lease. If any Real Property Tax is based upon property or rents unrelated to the Premises, then only that part of such Real Property tax that is fairly allocable to the Premises shall be included within the meaning of the term "Real Property Taxes". Notwithstanding the foregoing, the term "Real Property Taxes" shall not include estate, inheritance, gift or franchise taxes of Landlord or the federal or state net income tax imposed on Landlord's income from all sources.


        B. TAXES ON TENANT'S PROPERTY. Tenant shall be liable for and shall pay TEN (10) DAYS before delinquency, taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of the Premises is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord, after written notice to Tenant, pays the taxes based on such increased assessment, which Landlord shall have the right to do regardless of the validity thereof, but only under proper protest if requested by Tenant, Tenant shall upon demand, as the case may be, repay to Landlord the taxes so levied against Landlord, or the proportion of such taxes resulting from such increase in the assessment; provided that in any such event Tenant shall have the right, in the name of Landlord and with Landlord's full cooperation, to bring suit in any court of competent jurisdiction to recover the amount of such taxes so paid under protest, and any amount so recovered shall belong to Tenant.


10. LIABILITY INSURANCE: Tenant, at Tenant's expense, agrees to keep in force during the term of this Lease a policy of comprehensive general liability insurance for bodily injury and property damage occurring in, or about the Premises, including parking and landscaped areas, in the amount of TWO MILLION DOLLARS ($2,000,000.00) combined single limit. Such insurance shall be primary and noncontributory as respects any insurance carried by Landlord. The policy or policies effecting such insurance shall name Landlord as additional insureds, and shall insure any liability of Landlord, contingent or otherwise, as respects acts or omissions of Tenant, its agents, employees or invitees or otherwise by any conduct or transactions of any of said persons in or about or concerning the Premises, including any failure of Tenant to observe or perform any of its obligations hereunder; shall be issued by an insurance company admitted to transact business in the State of California; and shall provide that the insurance effected thereby shall not be canceled, except upon THIRTY (30) DAYS' prior written notice to Landlord. A copy of said policy should be delivered to Landlord. If, during the term of this Lease, in the considered opinion of Landlord's Lender, insurance advisor, or counsel, the amount of insurance described in this Paragraph 10 is not adequate, Tenant agrees to increase said coverage to such reasonable amount as Landlord's Lender, insurance advisor, or counsel shall deem adequate.


11. TENANT'S PERSONAL PROPERTY INSURANCE AND WORKERS' COMPENSATION INSURANCE:
Tenant shall maintain a policy or policies of fire and property damage insurance in "all risk" form with a sprinkler leakage endorsement insuring the personal property, inventory, trade fixtures, and leasehold improvements within the leased Premises for the full replacement value thereof. The proceeds from any of such policies shall be used for the repair or replacement of such items so insured.

        Tenant shall also maintain a policy or policies of workers' compensation insurance and any other employee benefit insurance sufficient to comply with all laws.


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12. PROPERTY INSURANCE: Landlord shall purchase and keep in force, and as
Additional Rent and in accordance with Paragraph 4D of this Lease, Tenant shall pay to Landlord Tenant's proportionate share (allocated to the leased Premises by square footage or other equitable basis as calculated and determined by Landlord) of the cost of, policy or policies of insurance covering loss or damage to the Premises (excluding routine maintenance and repairs and incidental damage or destruction caused by accidents or vandalism for which Tenant is responsible under Paragraph 7) in the amount of the full replacement value thereof, providing protection against those perils included within the classification of "all risks" insurance and flood and/or earthquake insurance, if available, plus a policy of rental income insurance in the amount of ONE HUNDRED PERCENT (100%) PERCENT of TWELVE (12) MONTHS' Basic Rent, plus sums paid as Additional Rent. If such insurance cost is increased due to Tenant's use of the Premises, Tenant agrees to pay Landlord the full cost of such increase. Tenant shall have no interest in nor any right to the proceeds of any insurance procured by Landlord for the Premises.

        Landlord and Tenant do each hereby respectively release the other, to the extent of insurance coverage of the releasing party, from any liability for loss or damage caused by fire or any of the extended coverage casualties included in the releasing party's insurance policies, irrespective of the cause of such fire or casualty; provided, however, that if the insurance policy of either releasing party prohibits such waiver, then this waiver shall not take effect until consent to such waiver is obtained. If such waiver is so prohibited, the insured party affected shall promptly notify the other party thereof.


13. INDEMNIFICATION: Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord for any injury to or death of any person or damage to or destruction of property in or about the Premises by or from any cause whatsoever, including, without limitation, gas, fire, oil, electricity or leakage of any character from the roof, walls, basement or other portion of the Premises but excluding, however, the negligence of Landlord, its agents, servants, employees, invitees, or contractors of which negligence Landlord has knowledge and reasonable time to correct. Except as to injury to persons or damage to property the principal cause of which is the negligence of Landlord, Tenant shall hold Landlord harmless from and defend Landlord against any and all expenses, including reasonable attorneys' fees, in connection therewith, arising out of any injury to or death of any person or damage to or destruction of property occurring in, on or about the Premises, or any part thereof, from any cause whatsoever.


14. COMPLIANCE: Tenant at its sole cost and expense, shall promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now or hereafter in effect; with the requirements of any board of fire underwriters or other similar body now or hereafter constituted; and with any direction or occupancy certificate issued pursuant to law by any public office; provided, however, that no such failure shall be deemed a breach of the provisions if Tenant, immediately upon notification, commences to remedy or rectify said failure. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether by Landlord be a party thereto or not, that Tenant has violated any such law, statute, ordinance or governmental rule, regulation, requirement, direction or provision, shall be conclusive of that fact as between Landlord and Tenant. Tenant shall, at its own cost and expense, comply with any and all requirements pertaining to said Premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance covering requirements pertaining to said Premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance covering the Premises. Tenant will be responsible for complying with any and all applicable laws governing its use and operation on the Premises.


15. LIENS: Tenant shall keep the Premises free from any liens arising out of work performed, materials furnished or obligation incurred by Tenant. In the event that Tenant shall not, within TEN (10) DAYS following the imposition of such lien, cause the same to be released of record, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but no obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All sums paid by Landlord for such purpose, and all expenses incurred by it in connection therewith, shall be payable to Landlord by Tenant on demand with interest at the prime rate of interest as quoted by the Bank of America.


16. ASSIGNMENT AND SUBLETTING: Tenant shall not assign, transfer, or hypothecate the leasehold estate under this Lease, or any interest therein, and shall not sublet the Premises, or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person or entity to occupy or use the Premises, or any portion thereof, without, in each case, the prior written consent of Landlord which consent will not be unreasonably withheld. As a condition for granting this consent to any assignment, transfer, or subletting, Landlord may require that Tenant agrees to pay Landlord, as additional rent, all rents or additional consideration received by Tenant from its assignees, transferees, or subtenants in excess of the rent payable by Tenant to Landlord hereunder. Tenant shall, BY NINETY (90) DAYS' written notice, advise Landlord of its intent to assign or transfer Tenant's interest in the Lease or sublet the Premises or any portion thereof for any part of the term hereof. Within THIRTY (30) DAYS after receipt of said written notice, Landlord may, in its sole discretion, elect to terminate this Lease as to the portion of the Premises described in Tenant's notice on the date specified in Tenant's notice by giving written notice of such election to terminate. If no such notice to terminate is given to Tenant within said THIRTY (30) DAY period, Tenant may proceed to locate an acceptable sublessee, assignee, or other transferee for presentment to Landlord for Landlord's approval, all in accordance with the terms, covenants, and conditions of this Paragraph 16. If Tenant intends to sublet the entire Premises and Landlord elects to terminate this Lease, this Lease shall be terminated on the date specified in Tenant's notice. If, however, this Lease shall terminate pursuant to the foregoing with respect to less than all the Premises, the rent, as defined and reserved hereinabove shall be adjusted on a pro rata basis to the number of square feet retained by Tenant, and this Lease as so amended shall continue in full force and effect. In the event Tenant is allowed to assign, transfer or sublet the whole or any part of the Premises, with the prior written consent of Landlord, no assignee, transferee or subtenant shall assign or transfer this Lease, either in whole or in part, or sublet the whole or any part of the Premises, without also having obtained the prior written consent of Landlord. A consent of Landlord to one assignment, transfer, hypothecation, subletting, occupation or use by any other person shall not release Tenant from any of Tenant's obligations hereunder and be deemed to be a transfer, hypothecation, subletting, occupation or use without such consent shall be void and shall constitute a breach of this Lease by Tenant and shall, at the option of Landlord exercised by written notice to Tenant, terminate this Lease. The leasehold estate under this Lease shall not, nor shall any interest therein, be assignable for any purpose by operation of law without the written consent of Landlord. As a condition to its consent, Landlord may require Tenant to pay all expenses in connection with the assignment, and Landlord may require Tenant's assignee or transferee (or other assignees or transferees) to assume in writing all of the obligations under this Lease and for Tenant to remain liable to Landlord under this Lease.


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17. SUBORDINATION AND MORTGAGES: In the event Landlord's title or leasehold interest is now or hereafter encumbered by a deed of trust, upon the interest of Landlord in the land and buildings in which the demised Premises are located, to secure a loan from a lender (hereinafter referred to as "Lender") to Landlord, Tenant shall, at the request of Landlord or Lender, execute in writing an agreement subordinating its rights under this Lease to the lien of such deed of trust, or, if so requested, agreeing that the lien of Lender's deed of trust shall be or remain subject and subordinate to the rights of Tenant under this Lease. Tenant hereby irrevocably appoints Landlord the attorney in fact of Tenant to execute, deliver and record any such instrument or instruments for and in the name and on behalf of Tenant. Notwithstanding any such subordination, Tenant's possession under this Lease shall not be disturbed if Tenant is not in default and so long as Tenant shall pay all rent and observe and perform all of the provisions set forth in this Lease.


18. ENTRY BY LANDLORD: Landlord reserves, and shall at all reasonable times have, the right to enter the Premises to inspect them; to perform any services to be provided by Landlord hereunder; to make repairs or provide any services to a contiguous tenant(s); to submit the Premises to prospective purchasers, mortgagors or tenants; to post notices of non-responsibility; and to alter, improve or repair the Premises or other parts of the building, all without abatement of rent, and may erect scaffolding and other necessary structures in or through the Premises where reasonably required by the character of the work to be performed; provided, however, that the business of Tenant shall be interfered with to the least extent that is reasonably practical. Any entry to the Premises by Landlord for the purposes provided for herein shall not be construed or deeded to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof.


19. BANKRUPTCY AND DEFAULT: The commencement of a bankruptcy action or liquidation action or reorganization action or insolvency action or an assignment of or by Tenant for the benefit of creditors, or any similar action undertaken by Tenant, or the insolvency of Tenant, shall, at Landlord's option, constitute a breach of this Lease by Tenant. If the trustee or receiver appointed to serve during a bankruptcy, liquidation, reorganization, insolvency or similar action elects to reject Tenant's unexpired Lease, the trustee or receiver shall notify Landlord in writing of its election within THIRTY (30) DAYS after an order for relief in a liquidation action or within THIRTY (30) DAYS after the commencement of any action.

        Within THIRTY (30) DAYS after court approval of the assumption of this Lease, the trustee or receiver shall cure (or provide adequate assurance to the reasonable satisfaction of Landlord that the trustee or receiver shall cure) any and all previous defaults under the unexpired Lease and shall compensate Landlord for all actual pecuniary loss and shall provide adequate assurance of future performance under said Lease to the reasonable satisfaction of Landlord. Adequate assurance of future performance, as used herein, includes, but shall not be limited to: (i) assurance of source and payment of rent, and other consideration due under this Lease; (ii) assurance that the assumption or assignment of this Lease will not breach substantially any provision, such as radius, location, use, or exclusivity provision, in any agreement relating to the above described Premises.

        Nothing contained in this section shall affect the existing right of Landlord to refuse to accept an assignment upon commencement of or in connection with a bankruptcy, liquidation, reorganization or insolvency action or an assignment of Tenant for the benefit of creditors or other similar act. Nothing contained in this Lease shall be construed as giving or granting or creating an equity in the demised Premises to Tenant. In no event shall the leasehold estate under this Lease, or any interest therein, be assigned by voluntary or involuntary bankruptcy proceeding without the prior written consent of Landlord. In no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency or reorganization proceedings.

        The failure to perform or honor any covenant, condition or representation made under this Lease shall constitute a default hereunder by Tenant upon expiration of the appropriate grace period hereinafter provided. Tenant shall have a period of FIVE (5) DAYS from the date of written notice from Landlord within which to cure any default in the payment of rental or adjustment thereto. Tenant shall have a period of TEN (10) DAYS from the date of written notice from Landlord within which to cure any other default under this Lease. Upon an uncured default of this Lease by Tenant, Landlord shall have the following rights and remedies in addition to any other rights or remedies available to Landlord at law or in equity:

               (a) The rights and remedies provided for by California Civil Code
Section 1951.2, including but not limited to, recovery of the net worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of rental loss for the same period that Tenant proves could be reasonably avoided, as computed pursuant to subsection (b) of said section 1951.2. Any proof by Tenant under subparagraphs
(2) and (3) of Section 1951.2 of the California Civil Code of the amount of rental loss that could be reasonably avoided shall be made in the following manner: Landlord and Tenant shall each select a licensed real estate broker in the business of renting property of the same type and use as the Premises and in the same geographic vicinity. Such two real estate brokers shall select a third licensed real estate broker, and the three licensed real estate brokers so selected shall determine the amount of the rental loss that could be reasonably avoided from the balance of the term of this Lease after the time of award. The decision of the majority of said licensed real estate brokers shall be final and binding upon the parties hereto.

               (b) The rights and remedies provided by California Civil Code
Section 1951.4 which allows Landlord to continue the Lease in effect and to enforce all of its rights and remedies under this Lease, including the right to recover rent as it becomes due, for so long as Landlord does not terminate Tenant's right to possession. Acts of maintenance or preservation, efforts to re-let the Premises, or the appointment of a receiver upon Landlord's initiative to protect its interest under this Lease shall not constitute a termination of Tenant's right to possession.

               (c) The right to terminate this Lease by giving notice to Tenant in accordance with applicable law.

               (d) The right and power, as attorney-in-fact for Tenant, to enter the Premises and remove therefrom all persons and property, to store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant, and to sell such property and apply such proceeds therefrom pursuant to applicable California law. Landlord, as attorney-in-fact for Tenant, may from time to time sublet the Premises or any part thereof for such term or terms (which may extend beyond the term of this Lease) and at such rent and such other terms as Landlord in its reasonable sole discretion may deem advisable, with the right to make alterations and repairs to the Premises. Upon each subletting, (i) Tenant shall be immediately liable to pay Landlord, in addition to indebtedness other than the rent due hereunder, the reasonable cost of such subletting, including, but not limited to, reasonable attorneys' fees, and any real estate commissions actually paid, and the cost of such reasonable alterations and repairs incurred by Landlord and the amount, if any, by which the rent hereunder for the period of such subletting (to the extent such period does not exceed the term hereof) exceeds the amount to be paid as rent for the Premises for such period or (ii) at the option of Landlord, rents received from such subletting shall be applied in payment of future rent as the same becomes due hereunder. If Tenant has been credited with any rent to be received by such subletting under option (i) and such rent shall not be promptly paid to Landlord by the subtenant(s), or if such rentals received from such subletting under option (ii) during any month be less that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. For all purposes set forth in this subparagraph
(d), Landlord is hereby irrevocably appointed attorney-in-fact for Tenant, with power of substitution. No taking possession of the Premises by Landlord, as attorney-in-fact for Tenant, shall be construed as an election on its part to terminate this Lease



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unless a written notice of such intention be given to Tenant. Notwithstanding any such subletting without termination, Landlord may at any time hereafter elect to terminate this Lease for such previous breach.

               (e) The right to have a receiver appointed for Tenant upon application by Landlord, to take possession of the Premises and to apply any rental collected from the Premises and to exercise all other rights and remedies granted by Landlord as attorney-in-fact for Tenant pursuant to subparagraph (d), above.


20. ABANDONMENT: Tenant shall not vacate or abandon the Premises at any time during the term of this Lease; and if Tenant shall abandon, vacate or surrender the Premises, or be dispossessed by the process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of Landlord, except such property as may be mortgaged to Landlord.


21. DESTRUCTION: In the event the Premises are destroyed in whole or in part from any cause, except for routine maintenance and repairs and incidental damage and destruction caused from vandalism and accidents for which Tenant is responsible under Paragraph 7, Landlord may, at its option:

               (a) Rebuild or restore the Premises to their condition prior to the damage or destruction, or

               (b) Terminate this Lease.

        If Landlord does not give Tenant notice in writing within THIRTY (30) DAYS from the destruction of the Premises of its election to either rebuild and restore them, or to terminate this Lease, Landlord shall be deemed to have elected to rebuild or restore them, in which event Landlord agrees, at its expense, promptly to rebuild or restore the Premises to their condition prior to the damage or destruction. Tenant shall be entitled to a reduction in rent while such repair is being made in the proportion that the area of the Premises rendered untenantable by such damage bears to the total area of the Premises. If Landlord does not complete the rebuilding or restoration within ONE HUNDRED EIGHTY (180) days following the date of destruction (such period of time to be extended for delays caused by the fault or neglect of Tenant or because of Acts of God, acts of public agencies, labor disputes, strikes, fires, freight embargoes, rainy or stormy weather, inability to obtain materials, supplies or fuels, acts of contractors or subcontractors, or delay of the contractors or subcontractors due to such causes or other contingencies beyond the control of Landlord), then Tenant shall have the right to terminate this Lease by giving FIFTEEN (15) DAYS' prior written notice to Landlord. Notwithstanding anything herein to the contrary, Landlord's obligation to rebuild or restore shall be limited to the building and interior improvements constructed by Landlord as they existed as of the commencement date of the Lease and shall not include restoration of Tenant's trade fixture, equipment, merchandise, or any improvements, alterations or additions made by Tenant to the Premises, which Tenant shall forthwith replace or fully repair at Tenant's sole cost and expense provided this Lease is not cancelled according to the provisions above.

        Unless this Lease is terminated pursuant to the foregoing provisions, this Lease shall remain in full force and effect. Tenant hereby expressly waives the provisions of Section 1932, Subdivision 2, in Section 1933, Subdivision 4 of the California Civil Code.

        In the event that the building in which the Premises are situated is damaged or destroyed to the extent of not less than 33-1/3% of the replacement cost thereof, Landlord may elect to terminate this Lease, whether the Premises be injured or not. In the event Tenant causes the destruction of the Premises, Tenant shall pay the deductible portion of Landlord's insurance proceeds.


22. CONDEMNATION:


        22.1 DEFINITION OF "CONDEMNATION." As used in this Lease, the term "Condemnation" means a permanent taking through (a) exercise of any government power (by legal proceedings or otherwise) by any public or quasi-public authority or by any other party having the right to eminent domain (Condemnor) or (b) a voluntary or transfer by Landlord to any Condemnor, either under threat or exercise of eminent domain by a Condemnor or while legal proceedings for Condemnation are pending.


        22.2 EFFECT ON RIGHTS AND OBLIGATIONS. If, during the Lease Term (including renewal thereof or holdover thereunder) there is any Condemnation of all or part of the Premises, building, or real property on which the Premises and buildings are constructed, the rights and obligations of the parties shall be determined under this Section 22, and Rent shall not be affected or abated except as expressly provided in this Section. Landlord shall notify Tenant in writing of any Condemnation within THIRTY (30) DAYS after the later of (a) the filing of a complaint by Condemnor or (b) the final agreement and determination by Landlord and Condemnor of the extent of the taking (Condemnation Notice). For purposes of notice(s) under Section 22, notice begins to run from the date of actual delivery of notice in person or by overnight courier.


        22.3   TERMINATION OF LEASE.


               22.3.1 DEFINITION OF "TERMINATION DATE." The "Termination Date" shall be the earliest of:


               (a) The date on which Condemnor takes possession of the property that is subject to the Condemnation;


               (b) The date on which title to the property subject to the Condemnation is vested in Condemnation is vested in Condemnor; or,


               (c) If Landlord has elected to terminate, the date on which Landlord requires possession of the property in connection with the Condemnation, as specified in written notice delivered to Tenant no less than THIRTY
                       (30) DAYS before that date.


               22.3.2 AUTOMATIC TERMIOATION. If the Premises are totally taken by Condemnation, this Lease shall terminate as of the Termination Date, and the Condemnation Award shall be allocated between Landlord and Tenant in accordance with subsection 19.4.


                22.3.3 LANDLORD'S RIGHT TO TERMINATE. Landlord shall have the option to terminate this Lease if:


               (a) TWENTY PERCENT (20%) or more of the Net Rentable Area, or of the Premises is taken through Condemnation;


               (b) Any other areas within APN 165-41-024 providing access to the Premises are taken through Condemnation.



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                To elect to terminate the Lease under this subsection 22.3.3,
        Landlord shall provided written notice of its election (Landlord's Taking Termination Notice) to Tenant within THIRTY (30) DAYS after the later of (a) the filing of a complaint by Condemnor or (b) the final agreement and determination by Landlord and Condemnor of the extent of the taking. In that event, this Lease shall be terminated on the Termination Date, and all Rent shall be prorated to that date.


               22.3.4 TENANT'S RIGHT TO TERMINATE. In the event of a partial condemnation of part of the Premises, if the portion of the Premises taken through Condemnation is so substantial that the Tenant can no longer reasonably conduct its business, Tenant shall have the privilege of terminating this Lease within the sixty (60) days immediately after the date of such taking or conveyance). Upon Tenant's timely providing written notice to Landlord of its intentions so to terminate this Lease shall terminate on the last day of the calendar month next following the month in which such notice is given, upon payment by Tenant of their rent from the date of such taking or conveyance to the date of termination.


               22.3.5 PRORATION OF RENT. If this Lease is terminated under this
        Section 22, the termination shall be effective on the Termination Date, and Landlord shall prorate Rent to that date. Tenant shall be obligated to pay Rent for the period up to, but not including, the Termination Date as prorated by Landlord. Landlord shall return to Tenant prepaid Rent (if any) allocable to any period on or after the Termination Date.


        22.4   ALLOCATION OF AWARD.


               22.4.1 LANDLORD'S RIGHT TO AWARD. In connection with or arising out of any Condemnation and/or a related relocation:


                (a) Landlord shall be entitled to receive all compensation and anything of value awarded, paid, or received in settlement or otherwise (Award); and

                (b) Tenant irrevocably assigns and transfers to Landlord all rights to and interests in the Award and fully releases and relinquishes any and all claims to, right to make a claim on, or interest in the Award, including but not limited to any amount attributable to any excess of the market value of the Premises for the remainder of the Lease Term over the present value as of the Termination date of the Rent payable for the remainder of the Term (commonly referred to as the "bonus value" of the Lease).


                22.4.2 TENANT'S RIGHT TO COMPENSATION. Subsection 22.4.1 notwithstanding, Tenant shall have the right to make a separate claim in the Condemnation proceeding for:


                (a) Reasonable removal and relocation costs for any leasehold furniture, fixtures, and equipment that Tenant has the right to remove under the Lease (which does not include theater screens) and elects to remove;


                (b) Loss of goodwill, as long as any recovery by Tenant for loss of goodwill does not include any amount for any loss due to below market rents at the condemned premises (whether considered "bonus value" or otherwise); and


                (c) Relocation costs under Government Code section 7262, the claim for which Tenant may pursue by separate action independent of this Lease.


                Tenant shall have the right to negotiate directly with Condemnor for the recovery of the portion of the Award to which Tenant is entitled under this subsection 22.4.2.


        22.5 TEMPORARY TAKING. If a temporary taking of part of the Premises occurs through (a) the exercise of any government power (by legal proceedings or otherwise) by Condemnor or (b) a voluntary sale or transfer by Landlord to any Condemnor, either under threat of exercise of eminent domain by a Condemnor or while legal proceedings for condemnation are pending, the entire Award relating to the temporary taking shall be and remain the property or Landlord.


23. SALE OR CONVEYANCE BY LANDLORD: In the event of a sale or conveyance of the Premises or any interest therein, by any owner of the reversion then constituting Landlord, the transferor shall thereby be released from any further liability upon any of the terms, covenants or conditions (express or implied) herein contained in favor of Tenant, and in such event, insofar as such transfer is concerned, Tenant agrees to look solely to the responsibility of the successor in interest of such transferor in and to the Premises and this Lease. This Lease shall not be affected by any such sale or conveyance, and Tenant agrees to attorn to the successor in interest of such transferor.


24. ATTORNMENT TO LENDER OR THIRD PARTY: In the event the interest of Landlord in the land and buildings in which the leased Premises are located (whether such interest of Landlord is a fee title interest or a leasehold interest) is encumbered by deed of trust, and such interest is acquired by the lender or any third party through judicial foreclosure or by exercise of a power of sale at private trustee's foreclosure sale, Tenant hereby agrees to attorn to the purchaser at any such foreclosure sale and to recognize such purchaser as the Landlord under this Lease. In the event the lien of the deed of trust securing the loan from a Lender to Landlord is prior and paramount to the Lease, this Lease shall nonetheless continue in full force and effect for the remainder of the unexpired term hereof, at the same rental herein reserved and upon all the other terms, conditions and covenants herein contained.


25. HOLDING OVER: Any holding over by Tenant after expiration or other termination of this Lease with the written consent of Landlord delivered to Tenant shall not constitute a renewal or extension of the Lease or give Tenant any rights in or to the leased premises except as expressly provided in this Lease. Any holding over after the expiration or other termination of the term of this Lease, with consent of Landlord, shall be construed to be a tenancy from month-to-month, on the same terms and conditions herein specified insofar as applicable except that the monthly rent shall be increased to an amount equal to ONE HUNDRED FIFTY PERCENT (150%) of the monthly rent required during the last month of the Lease term.


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

26. CERTIFICATE OF ESTOPPEL: Tenant shall at any time upon not less than TEN
(10) DAYS' prior written notice to Landlord execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults, if any, are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant that this Lease is in full force and effect, without modification except as may be represented by Landlord; that there are no uncured defaults in Landlord's performance, and that not more than one month's rent has been paid in advance.


27. CONSTRUCTION CHANGES: It is understood that the description of the Premises and the location of ductwork, plumbing and other facilities therein are subject to such minor changes as Landlord or Landlord's architect determines to be desirable in the course of construction of the Premises, and no such changes shall affect this Lease or entitle Tenant to any reduction of rent hereunder or result in any liability of Landlord to Tenant. Landlord does not guarantee the accuracy of any drawings supplied to Tenant and verification of the accuracy of such drawings rests with Tenant.


28. RIGHT OF LANDLORD TO PERFORM: All terms, covenants and conditions of this Lease to be performed or observed by Tenant shall be performed or observed by Tenant at Tenant's sole cost and expense and without any reduction of rent. If Tenant shall fail to pay any sum of money, or other rent, required to be paid by it hereunder or shall fall to perform any other term or covenant hereunder on its part to be performed, and such failure shall continue FOR FIVE (5) DAYS after written notice thereof by Landlord, Landlord, without waiving or releasing Tenant from any obligation of Tenant hereunder, may, but shall not be obliged to, make any such payment or perform any such other term or covenant on Tenant's part to be performed. All sums so paid by Landlord and all necessary costs of such performance by Landlord together with interest thereon at the rate of the prime rate of interest per annum as quoted by the Bank of America from the date of such payment on performance by Landlord, shall be paid (and Tenant covenants to make such payment) to Landlord on demand by Landlord, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of nonpayment by Tenant as in the case of failure by Tenant in the payment of rent hereunder.


29. ATTORNEYS' FEES:

        A. In the event that Landlord should bring suit for the possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provision of this Lease, or for any other relief against Tenant hereunder, then all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment.


        B. Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy hereunder, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including reasonable attorneys' fees.


30. WAIVER: The waiver by either party of the other party's failure to perform or observe any term, covenant or condition herein contained to be performed or observed by such waiving party shall not be deemed to be a waiver of such term, covenant or condition or of any subsequent failure of the party failing to perform or observe the same or any other such term, covenant or condition therein contained, and no custom or practice which may develop between the parties hereto during the term hereof shall be deemed a waiver of, or in any way affect, the right of either party to insist upon performance and observance by the other party in strict accordance with the terms hereof.


31. NOTICES: All notices, demands, requests, advices or designations which may be or are required to be given by either party to the other hereunder shall be in writing. All notices, demands, requests, advices or designations by Landlord to Tenant shall be sufficiently given, made or delivered if personally served on Tenant by leaving the same at the Premises or if sent by United States certified or registered mail, postage prepaid, addressed to Tenant at the Premises. All notices, demands, requests, advices or designations by Tenant to Landlord shall be sent by United States certified or registered mail, postage prepaid, addressed to Landlord at its offices at:


      NORTH PASTORIA PARTNERS, 2100 BRYANT STREET, PALO ALTO, CA 94301-3906
               TELEPHONE: (650) 329-9182 FACSIMILE: (650) 329-8410


Each notice, request, demand, advice or designation referred to in this paragraph shall be deemed received on the date of the personal service or mailing thereof in the manner herein provided, as the case may be.


32. EXAMINATION OF LEASE: Submission of the instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and this instrument is not effective as a lease or otherwise until its execution and delivery by both Landlord and Tenant.


33. DEFAULT BY LANDLORD: Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event earlier than THIRTY (30) DAYS after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have heretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord's obligations is such that more than THIRTY (30) DAYS are required for performance, then Landlord shall not be in default if Landlord commences performance within such THIRTY (30) DAY period and thereafter diligently prosecutes the same to completion.


34. CORPORATE AUTHORITY: If Tenant is a corporation (or a partnership), each individual executing this Lease on behalf of said corporation (or partnership) represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation (or partnership) in accordance with the by-laws of said corporation (or partnership in accordance with the partnership agreement) and that this Lease is binding upon said corporation (or partnership) in accordance with its terms. If Tenant is a corporation, Tenant shall, within THIRTY (30) DAYS after


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execution of this Lease, deliver to Landlord a certified copy of the resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.


35. LIMITATION OF LIABILITY: In consideration of the benefits accruing hereunder, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord:

               (a) the sole and exclusive remedy shall be against Landlord and Landlord's assets;

               (b) no partner of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of the partnership);

               (c) no service of process shall be made against any partner of Landlord (except as may be necessary to secure jurisdiction of the partnership);

               (d) no partner of Landlord shall be required to answer or otherwise plead to any service of process;

               (e) no judgment will be taken against any partner of Landlord;

               (f) any judgment taken against any partner of Landlord may be vacated and set aside at any time without hearing;

               (g) no writ of execution will ever be levied against the assets of any partner of Landlord;

               (h) these covenants and agreements are enforceable by both Landlord and also by any partner of Landlord.

        Tenant agrees that each of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or at common law.


36. SIGNS: No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside of the Premises or any exterior windows of the Premises without the written consent of Landlord first had and obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant. If Tenant is allowed to print or affix or in any way place a sign in, on, or about the Premises, upon expiration or sooner termination of this Lease, Tenant at Tenant's sole cost and expense shall both remove such sign and repair all damage in such a manner as to restore all aspects of the appearance of the Premises to the condition prior to the placement of said sign.


        All approved signs or lettering on outside doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved of by Landlord.

        Tenant shall not place anything or allow anything to be placed near the glass of any window, door partition or wall, which may appear unsightly from outside the Premises.


37. HAZARDOUS MATERIALS/USE OF PREMISES:

        A. As used herein, the term "Hazardous Material" shall mean any substance or material which has been determined by any state, federal or local governmental authority to be capable of posing a risk of injury to health, safety or property, including all of those materials and substances designated as hazardous or toxic by the city in which the Premises are located, the U.S. Environmental Protection Agency, the Consumer Product Safety Commission, the Food and Drug Administration, the California Water Resources Control Board, the Regional Water Quality Control Board, San Francisco Bay Region, the California Air Resources Board, CAL/OSHA Standards Board, California Department of Food and Agriculture, the California Department of Health Services, and any federal agencies that have overlapping jurisdiction with such California agencies, or any other governmental agency now or hereafter authorized to regulate materials and substances in the environment. Without limiting the generality of the foregoing, the term "Hazardous Material" shall include all of those materials and substances defined as "Toxic Materials" in Sections 66680 through 66685 of Title 22 of the California Administrative Code, Division 5, Chapter 30, as the same shall be amended from time to time, or any other materials requiring remediation under federal, state or local statutes, ordinances, regulations or policies.


        B. Tenant agrees not to introduce any Hazardous Material in, on or adjacent to the Premises without complying with all applicable federal, state and local laws, rules, regulations, policies and authorities relating to the storage, use or disposal, and cleanup of Hazardous Materials, including, but not limited to, the obtaining of proper permits.


        C. Tenant shall immediately notify Landlord of any inquiry, test, investigation, or enforcement proceeding by or against Landlord or the Premises concerning a Hazardous Material. Tenant acknowledges that Landlord, as the owner of the Premises, shall have the right, at its election, in its own name or as a Tenant's agent, to negotiate, defend, approve, and appeal, at Tenant's expense, any action taken or order issued with regard to a Hazardous Material by an applicable governmental authority.


        D. If Tenant's storage, use or disposal of any Hazardous Material in, on or adjacent to the Premises results in any contamination of the Premises, the soil or surface or groundwater requiring remediation under federal, state or local statutes, ordinances regulations or policies, Tenant agrees to cleanup the contamination. Tenant further agrees to indemnify, defend and hold Landlord harmless from and against any claims, suits, causes of action, costs, fees, including attorneys' fees and costs, arising out of or in connection with any cleanup work, inquiry or enforcement proceeding in connection therewith, and any Hazardous Materials currently or hereafter used, stored or disposed of by Tenant or its agents, employees, contractors or invitees on or about the Premises.


        E. Notwithstanding any other right or entry granted to Landlord under this Lease, Landlord shall have the right to enter the Premises or to have consultants enter the Premises throughout the term of this Lease for the purpose of determining: (1) whether the Premises are in conformity with federal, state and local statutes, regulations, ordinances and policies including those pertaining to the environmental condition of the Premises, (2) whether Tenant has complied with this Paragraph (37) and the Lease, and (3) the corrective measures, if any, required of Tenant to ensure the safe use, storage and disposal of Hazardous Materials, or to remove Hazardous Materials in accordance with applicable laws. Tenant agrees to provide access and reasonable assistance for such inspections. Such inspections may include, but are not limited to, entering the Premises or adjacent property with drill rigs or other machinery for the purpose of obtaining laboratory samples. Landlord shall not be limited in the number of such inspections during the term of this Lease. If such consultants determine that Tenant has contaminated the Premises with Hazardous Materials used, stored or caused to be used or stored by Tenant, Tenant shall reimburse Landlord for the cost of such inspections within TEN (10) DAYS of receipt of a written statement thereof. Tenant shall, in a timely manner, at its expense, remove such Hazardous Materials or otherwise comply with the recommendations of such consultants to the reasonable satisfaction of Landlord and any applicable governmental agencies. The right granted to Landlord herein to inspect the Premises shall not create a duty on Landlord's part to inspect the Premises, or liability of Landlord for Tenant's use, storage or disposal of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith.



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        F. Tenant shall surrender the Premises to Landlord upon the expiration or earlier termination of this Lease free of Hazardous Materials used, stored or caused to be used or stored by Tenant on the Premises, and in a condition which complies with all governmental statutes, ordinances, regulations and policies, recommendations of consultants hired by Landlord, and such other reasonable requirements as may be imposed by Landlord with respect to those Hazardous Materials used, stored or caused to be used or stored by Tenant.


        G. Tenant's obligations herein shall survive termination of this Lease.


        H. Tenant agrees to provide Landlord with a Hazardous Material audit or list as to any Hazardous Materials Tenant used, stored, disposed of or caused to be on the Premises during the term or earlier occupancy of this Lease, within FIVE (5) DAYS of the written request by Landlord for said audit.


38. "ZERO-TOLERANCE" DRUG CLAUSE:


        Tenant covenants and agrees, as an express condition of continued occupancy of the demised Premises, not to cause, permit or allow the use of any controlled or illegal substances on the Premises, including, without implied limitation, those substances defined by virtue of Health & Safety Code of the State of California Section 11007.


        Tenant covenants and agrees that any such activity on more than one occasion shall constitute a nuisance and Landlord will be entitled, but not limited, 4o all remedies provided for under California Code of Civil Procedure,
Section 1164(4). Tenant acknowledges that such prohibited activity will, at the sole discretion of Landlord, result in termination of Tenant's lease and subject Tenant to eviction upon service of a THREE (3) DAY notice to quit. Further Tenant agrees that breach of this covenant may not be cured by subsequent acts of the Tenant.


        Tenant agrees to defend, indemnify and hold Landlord harmless from and against any and all acts, which Landlord may perform in, attempted or actual enforcement of this provision or in any acts or omissions with respect to its policy of keeping the Premises "drug free". Tenant hereby adopts a "drug free" policy for the Premises, and covenants to advise law enforcement officers and Landlord when there is any actual, possible or suspected use or sale of controlled substances on or near the subject Premises and to take all reasonable steps to abate the same. In so doing Tenant shall not place Tenant, nor any of Tenant's employees, guests or agents in any risk of physical danger but shall defer to law enforcement officers.


39. MISCELLANEOUS AND GENERAL PROVISIONS:


        A. USE OF BUILDING NAME. Tenant shall not, without the written consent of Landlord, use the name of the building for any purpose other than as the address of the business conducted by Tenant in the Premises.


        B. CHOICE OF LAW; SEVERABILITY. This Lease shall in all respects be governed by and construed in accordance with the laws of the State of California. If any provision of this Lease shall be invalid, unenforceable or ineffective for any reason whatsoever, all other provisions hereof shall be and remain in full force and effect.


        C. DEFINITION OF TERMS. "Premises" includes the space leased hereby and any improvements now or hereafter installed therein or attached thereto. The term "Landlord" or any pronoun used in place thereof includes the plural as well as the singular and the successors and assigns of Landlord. The term "Tenant" or any pronoun used in place thereof includes the plural as well as the singular and individuals, firms, associations, partnerships and corporations, and their and each of their respective heirs, executors, administrators, successors and permitted assigns, according to the context hereof.

        The term "person" includes the plural as well as the singular and individuals, firms, associations, partnerships and corporations.


        D. QUITCLAIM. At the expiration or earlier termination of this Lease, Tenant shall execute, acknowledge and deliver to Landlord, within TEN (10) DAYS after written demand from Landlord to Tenant, any quitclaim deed or other document required by any reputable title company, licensed to operate in the State of California, to remove the cloud or encumbrance created by this Lease from the real property of which Tenant's Premises are a part.


        E. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This instrument along with any exhibits and attachments hereto constitutes the entire agreement between Landlord and Tenant relative to the Premises and this Agreement and the exhibits and attachments may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant. Landlord and Tenant agree hereby that all prior or contemporaneous oral agreements between and among themselves and their agents or representatives relative to the leasing of the Premises are merged in or revoked by this agreement.


        F. RECORDING. Neither Landlord nor Tenant shall record this Lease or a short form memorandum hereof without the consent of the other.


        G. AMENDMENTS FOR FINANCING. Tenant further agrees to execute any amendments required by a lender to enable Landlord to obtain financing, so long as Tenant's rights hereunder are not substantially affected.


        H. ADDITIONAL PARAGRAPHS. Paragraphs 40 THROUGH 42 are added hereto and are included as a part of this Lease.


        I. CLAUSES, PLATS AND RIDERS. Clauses, plats and riders, if any, signed by Landlord and Tenant and endorsed on or affixed to this Lease are a part hereof.


        J. DIMINUTION OF LIGHT, AIR OR VIEW. Tenant covenants and agrees that no diminution or shutting off of light, air or view by any structure which may be hereafter erected (whether or not by Landlord) shall in any way affect this Lease, entitle Tenant to any reduction of rent hereunder or result in any liability of Landlord to Tenant.


        K. SUCCESSORS AND ASSIGNS. This Lease shall be binding upon and inure to the benefit of the heirs executors, administrators, successors and assigns (as permitted pursuant to the provisions of this Lease) of the parties hereto.


        L. GENDER. All references to gender shall be deemed to include all others, as the context may require.



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        M. HEADINGS. The captions contained herein are for convenience only and shall be disregarded in the construction of this Lease.


        N. TIME OF ESSENCE. Time is of the essence of this Lease and of each and all of its provisions.


        IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.


LANDLORD:                             TENANT:

NORTH PASTORIA PARTNERS,              ALLIANCE FIBER OPTIC PRODUCTS, INC.
A CALIFORNIA LIMITED PARTNERSHIP      (A.K.A. "AFOP"), A CALIFORNIA CORPORATION



/s/ Michael Siri                      /s/ Peter C. Chang
--------------------------------      ------------------------------------------
Michael Siri                          Peter C. Chang
Managing Partner                      President


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                              ADDITIONAL PARAGRAPHS


40. GENERAL WARRANTY: Landlord warranties that the building's HVAC, plumbing, electrical and roof systems will be in good operating condition at the commencement of this Lease. Landlord further warranties these building systems for a period of SIXTY (60) DAYS from the date of occupancy. As per this Lease Agreement, it is Tenant's responsibility to keep and maintain these systems in good working condition throughout the term of this Lease and to surrender these systems in good working condition at the termination of this Lease as specified hereinabove.


41. LANDLORD IMPROVEMENTS: In consideration of this Lease Agreement, Landlord will provide the following changes, modifications, and/or additions to the Premises, prior to Tenant's occupancy. (See Exhibit "B" attached hereto and made part hereby for the area associated with each designated item.)


        1. Replace current building entry-door system with a center-opening two-door system.

        2. Remove front lobby separating wall and texture all walls to be similar.

        3.  Remove rear building separating wall.

        4.  Paint, add new light fixtures and generally clean up bathroom areas.

        5.  Add one (1) door in rear area of building demising wall.

        6.  Remove two (2) walls and double-door system

        7.  Remove double doors and replace with solid wall.

        8.  Relocate double doors slightly to right.

        9.  Install four (4) offices as shown on Exhibit "B". - office doors
            with glass side lights     /s/ MS   /s/ PC
                                      -------   ------

        10. Install two (2) offices as shown on Exhibit "B". - office doors with
            glass side lights    /s/ MS   /s/ PC
                                 -------   ------

        11. Carpet all front office areas and rear right area as indicated.

        12. Clean and/or replace dirty HVAC register outlets as needed. (Not shown on Exhibit "B".)

        13. Repair and/or replace all dirty and/or damaged ceiling tiles to achieve uniform ceiling grid (Not shown on Exhibit "B".)

        14. Remove two doors and fill in wall at those locations. Create one cased opening on right side to match existing left side opening.


42. AMERICANS WITH DISABILITY ACT (ADA): Tenant will not be responsible for ADA (Americans with Disabilities Act) upgrades to the premises unless said upgrades are triggered by Tenant's construction, alterations and/or additions to the Premises. Tenant will be 100% responsible for any and all ADA upgrades and or compliance with any and all governmental or regulatory agencies, triggered by Tenants use of, or actions on the premises as stated herein above.




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                                                    EXHIBIT A TO LEASE AGREEMENT


                              [FLOOR PLAN DIAGRAM]

                                                    EXHIBIT B TO LEASE AGREEMENT




                              [FLOOR PLAN DIAGRAM]